REHABILITATION PROVISIONS	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
REHABILITATION PROVISIONS
At December 31, 2019, the total undiscounted amount of future cash needs for rehabilitation was estimated to be $73.8 million. A discount rate assumption of 2%, inflation rate assumption of 2% and a risk premium of 5% were used in both 2019 and 2018 to value the rehabilitation provisions. The changes in the carrying amount of the rehabilitation provisions are as follows:

	For the Years Ended December 31,
	2019	2018
Beginning balance	$66,225	$70,712
Accretion of rehabilitation provisions	730	691
Changes in estimates	4,651	138
Cost of reclamation work performed	(3,171)	(5,316)
Balance at the end of the period	$68,435	$66,225

Current portion	$5,826	$7,665
Long term portion	62,609	58,560
Total	$68,435	$66,225

During the year ended December 31, 2019, the Company recorded an increase in estimate for Wassa of $1.6 million due to a revision in the timing of payments. At December 31, 2019, the rehabilitation provision for Wassa was $17.8 million (2018- $17.2 million). The Company expects the payments for reclamation to be incurred between 2020 and 2027.
During the year ended December 31, 2019, the Company recorded an increase in estimate for Prestea of $3.1 million. The increase is due to a $3.3 million increase in the expected reclamation costs relating to the non-refractory operation, slightly offset by a $0.2 million reduction in expected reclamation costs relating to the refractory liability. The $0.2 million (2018 - $3.1 million) reduction in refractory obligation was recorded as other expense/(income) since the carrying value of the underlying refractory assets were $nil after suspension of its operation in 2015. At December 31, 2019, the rehabilitation provision for Prestea was $50.6 million (2018 - $49.0 million). The Company expects the payments for reclamation to be incurred between 2020 and 2029.